SETTLEMENT, RELEASE AND CANCELLATION AGREEMENT

This Settlement, Release and Cancellation Agreement (the "Agreement") is made and entered into as of July 16, 2010 (the "Effective Date"), by and among Thrive World Wide, Inc., a Nevada corporation ("TWWI"), with its principal place of business located at 638 Main Street, Lake Geneva, Wisconsin, on the one hand, and Stephen Brock, a resident of the State of Nevada ("Brock"), residing at 5710 El Camino Drive, Las Vegas, Nevada, Public Company Management Corporation, a Nevada corporation ("PCMC") and Go Public Today.Com, Inc., a Nevada corporation ("GPT"), both with their principal offices located at 5710 El Camino Drive, Las Vegas, Nevada (collectively “defendants”), on the other hand.

WHEREAS, on or about March 28, 2005, Zyachts, Inc. ("Zyachts"), TWWI's predecessor in interest, and GPT, entered into a certain services agreement pursuant to which GPT, on its own and/or by and through Brock and PCMC, agreed to perform certain services as set forth therein (the "Services Agreement");

WHEREAS, on or about July 6, 2007, Zyachts (as Maker) and PCMC (as Holder) entered into a promissory note (the “Promissory Note”) by which Zyachts agreed to pay a certain sum with interest;

WHEREAS, on or about June 19, 2009, all agreements between Zyachts, Boveran Diagnostics, Inc., formerly known as Zyachts, and TWWI, on the one hand, and Brock, PCMC and GPT, on the other hand, were modified as set forth in, and according to the terms of, a certain June 12, 2009 letter agreement (the “Letter Agreement”);

WHEREAS, GPT and/or Brock and PCMC currently hold 683,500 shares of the common stock of TWWI (the "Shares");

WHEREAS, on or about April 10, 2010, TWWI and GPT entered into a certain Shareholder Agreement (the “Shareholder Agreement”) whereby the parties agreed to certain restrictions, as set forth therein, concerning the disposition of the Shares;

WHEREAS, TWWI commenced an action against Brock, GPT and PCMC in the United States District Court for the Eastern District of Wisconsin under Case No. 10-C-0413 entitled Thrive World Wide, Inc. v. Stephen Brock, Public Company Management Corporation and Go Public Today.Com, Inc. asserting and alleging, among other things, that defendants materially breached their representations, obligations and covenants, including those contained in the Services Agreement and the Shareholders Agreement (the "Action"); and

WHEREAS, TWWI, on the one hand, and Brock, PCMC and GPT, on the other hand, desire to resolve all existing and potential claims either may have against the other, without exception, in accordance with the terms below in order to avoid the costs and disruption of further litigation.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, TWWI, Brock, PCMC and GPT hereby agree as follows:

1.	Incorporation of Recitals. The foregoing recitals to this Agreement shall be incorporated herein as if fully set forth in their entirety.

2.	Cancellation of TWWI Stock and Defendants’ Warranty. Defendants shall, within five (5) business days of the Effective Date, deliver, or cause to be delivered, to Timothy P. Swatek, Esq. of Harrison, Williams, McDonnell & Swatek, LLP, 527 Center St., Suite 1, Lake Geneva, Wisconsin 53147 (“Swatek”), sufficient evidence that defendants have taken all necessary steps to cancel the Shares presently in defendants’ possession, custody or control, whether actual or constructive (the “Administration of Cancellation”). As soon as practicable thereafter, defendants shall cause to have the actual Shares delivered to Swatek to complete the transaction (the “Share Delivery”). Brock, GPT and PCMC each hereby represent and warrant that they are not in possession, actual or constructive, of any other shares of TWWI other than the aforesaid Shares.

3.	Payment by TWWI. TWWI will pay via wire transfer the sum of Forty Thousand Dollars ($40,000.00) to the Trust Account of Kravit, Hovel & Krawczyk S.C., c/o Joseph S. Goode, 825 N. Jefferson St., Suite 500, Milwaukee, WI 53202 (“KHK”). Defendants shall provide TWWI with wire transfer instructions on or before the Effective Date. All funds are to be held in KHK’s trust account and disbursed pursuant to the terms of paragraph 4 below. These funds shall be paid as follows:

a. $15,000 on July 19, 2010 by 5:00 p.m. (Central Daylight Time).

b. $25,000 on July 26, 2010 by 5:00 p.m. (Central Daylight Time).

4.	Distribution of Settlement Funds. KHK shall be entitled to distribute to defendants up to $20,000 of the funds paid in trust by TWWI upon the Administration of Cancellation and Swatek’s written acknowledgment to KHK of receipt of the evidence of same. KHK shall be entitled to distribute to defendants the remaining $20,000 of the funds paid in trust by TWWI upon Swatek’s written acknowledgement of the Share Delivery.

5.	Dismissal of the Action. On the Effective Date, counsel for TWWI and defendants shall execute a Stipulation of Dismissal in the form attached to this Agreement as Exhibit A. Defendants shall file the Stipulation of Dismissal and appropriate proposed order upon receipt of Swatek’s confirmation of receipt of the cancelled Shares.

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6.    Mutual Releases of Claims.

a.    Except to enforce this Agreement, for the above and other good and valuable consideration, Thrive World Wide, Inc., for itself, its predecessors, successors, heirs and assigns (collectively “TWWI Releasor”) hereby waives, releases, and forever discharges Stephen Brock, Public Company Management Corporation and Go Public Today.Com, Inc., their current or former employees, officers, directors and shareholders, assignees, predecessors, successors, parents, subsidiaries and affiliated entities and their current or former stockholders, managers, members, officers, administrators, agents, insurers, attorneys, servants and employees (collectively, the "Defendant Releasees"), from any and all claims, suits, debts, dues, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, claims, complaints, damages, sums of money, judgments, or causes of action of any kind or nature whatsoever, whether in law or equity, whether known or unknown, foreseen or unforeseen, asserted or unasserted which the TWWI Releasor ever had, now has, or hereafter can, shall, or may have against the Defendant Releasees from the beginning of time through the Effective Date.

b.    Except to enforce this Agreement, for the above and other good and valuable consideration, Stephen Brock, Public Company Management Corporation and Go Public Today.Com, Inc., for themselves, their predecessors, successors, heirs and assigns (collectively “Defendant Releasors”) hereby waive, release, and forever discharge Thrive World Wide, Inc., its current or former employees, officers, directors and shareholders, assignees, predecessors, successors, parents, subsidiaries and affiliated entities and their current or former stockholders, managers, members, officers, administrators, agents, insurers, attorneys, servants and employees (collectively, the "TWWI Releasee"), from any and all claims, suits, debts, dues, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, claims, complaints, damages, sums of money, judgments, or causes of action of any kind or nature whatsoever, whether in law or equity, whether known or unknown, foreseen or unforeseen, asserted or unasserted which the Defendant Releasors ever had, now have, or hereafter can, shall, or may have against the TWWI Releasee from the beginning of time through the Effective Date.

c.    It is understood and agreed that the releases set forth in this Agreement are full and final releases of any and all claims described as aforesaid, and the parties agree that it shall apply to all unknown, unanticipated, unsuspected and undisclosed claims, demands, liabilities, actions or causes of action, as well as those which are now known, anticipated, suspected or disclosed, in connection therewith. The parties further understand, agree and hereby expressly waive the provisions of any state, federal or local law or statute providing in substance that this full and final release shall not extend to claims, demands, injuries or damages, losses or liability described as aforesaid that are unanticipated, undisclosed or unsuspected to exist at the time.

d.    TWWI warrants and represents that defendants are expressly released from any further obligations to TWWI and its predecessors, successors, agents and assigns, including, without limitation, those contained in the Services Agreement, the Promissory Note, the Letter Agreement,and the Shareholder Agreement.

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e.    Brock, PCMC, and GPT warrant and represent that TWWI is expressly released from any further obligations to Brock, PCMC and GPT and their predecessors, successors, agents and assigns, including, without limitation, those contained in the Services Agreement, the Promissory Note, the Letter Agreement and the Shareholder Agreement.

7.         No Other Shares. Brock, PCMC and GPT hereby represent and warrant that they do not have in their possession, custody or control, whether actual or constructive, any other shares of common stock of TWWI as of the Effective Date except the Shares identified above.

8.         Consultation with Attorneys. All parties acknowledge and agree that: (1) they have been afforded a reasonable opportunity and amount of time to consult with their respective counsel prior to executing this Agreement; and (2) they have in fact consulted with their counsel prior to signing this Agreement.

9.         No Admission of Liability or Wrongdoing. All parties acknowledge and agree that (1) no promise, agreement, or inducement not expressed in this Agreement has been made; (2) this Agreement is not executed in reliance upon any statement or representation made by either party, nor either party’s representative, other than the statements contained in the Agreement itself; and (3) the terms of this Agreement are contractual and not merely recitals. The parties further acknowledge and agree that the consideration set forth in this Agreement is being exchanged in full accord and satisfaction of disputed claims for which liability is expressly denied, it being the intention of the parties merely to buy their peace and avoid the time, expense and uncertainty of litigation.

10.         Confidentiality. The parties agree that the terms of this Agreement shall remain confidential and shall not be disclosed, given, shown, made available, or communicated in any way to anyone other than the following:

(A)         Their accountants, tax or other financial advisors;

(B)         Their attorneys, including, to the extent necessary, the attorneys' paralegals, secretaries, employees, and other agents to the extent necessary for the attorneys to provide advice to the parties;

(C)         The parties, and employees of the parties, who are necessarily involved in the performance of the obligations forming a part of the Agreement;

(D)         Experts, auditors, or consultants retained by a party or counsel to assist in the performance the obligations forming a part of the Agreement.

(E)         Pursuant to a valid subpoena, other legal process or a discovery demand, provided that appropriate written notices described below have been given to all other parties to this Agreement; and

(F)         Government and/or regulatory officials, regulators, examiners and/or officers as may be required by law, rule or regulation or in required reports and/or filings with or by the aforesaid.

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Each such person so advised of this Agreement and its terms shall also be advised of the terms of this confidentiality provision. From and after the Effective Date, each party agrees to take diligent steps to keep the amount of the settlement confidential. Each party agrees that if any request is made to it or its attorneys for any portion of this Agreement, each party and its attorneys shall not consent thereto except as provided by this Agreement.

To the extent a party is requested to provide a copy or terms of this Agreement pursuant to subpoena or other operation of law, said party, before making any such disclosure, shall provide actual written notice to the other parties by first class mail and facsimile transmission to counsel for the other party at the addresses listed in the Stipulation of Dismissal within seven (7) calendar days of receipt of such subpoena, other legal process, or discovery demand that would extend to any document or information relating to the Action, the settlement, or this Agreement, including a subpoena for this Agreement.

11.         No Statements. Neither the parties, nor their employees, agents, members, or representatives, shall publish or communicate any statements to any third party, in any form, disparaging the other, or disparaging the other’s employees, agents, servants, management, products, services, operations, procedures, practices, specifications, methods, or the like. In the event any person not described herein as a person to whom disclosure may be made inquiries into the facts, circumstances, or amount of the settlement contemplated by this Agreement, the party or person to whom inquiry has been made shall state only: “The matter was resolved privately to the mutual satisfaction of the parties.”

12.         No Oral Modification. This Agreement may not be changed or waived except in writing signed by the party to be charged.

13.         Integration. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and merges all prior discussions, agreements and negotiations between them. No party has relied on any statement or representation not expressly set forth herein.

14.         Counterparts and Execution. This Agreement may be executed in counterparts, all of which when taken together shall constitute one single original. This Agreement may be executed by facsimile signatures and those sent by e-mail and/or other electronic means, all of which shall have the same effect as originals.

15.         Controlling Law. This Agreement shall be construed in force and in accordance with the laws of the State of Nevada.

16.       Construction. This Agreement shall not be construed for or against any party because the party's legal representative drafted this Agreement or any part thereof.

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THE FOREGOING AGREEMENT HAS BEEN READ AND FULLY UNDERSTOOD BEFORE THE SIGNING OF THIS AGREEMENT. BY SIGNING THIS AGREEMENT, THRIVE WORLD WIDE, INC. ACKNOWLEDGES AND STATES THAT:

A.	THRIVE WORLD WIDE, INC. HAS READ THE AGREEMENT;

B.	THRIVE WORLD WIDE, INC. UNDERSTANDS THE AGREEMENT, AND KNOWS THAT IT IS GIVING UP IMPORTANT LEGAL RIGHTS;

C.	THRIVE WORLD WIDE, INC. AGREES TO THE TERMS OF THE AGREEMENT;

D.	THRIVE WORLD WIDE, INC. HAS SIGNED THIS AGREEMENT KNOWINGLY AND VOLUNTARILY; AND
E.	THE PERSON SIGNING BELOW IS AUTHORIZED TO SIGN THIS AGREEMENT ON BEHALF OF THRIVE WORLD WIDE, INC.

Thrive World Wide, Inc.
Representative
Dated this _____ day of July, 2010.

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THE FOREGOING AGREEMENT HAS BEEN READ AND FULLY UNDERSTOOD BEFORE THE SIGNING OF THIS AGREEMENT. BY SIGNING THIS AGREEMENT, STEPHEN BROCK ACKNOWLEDGES AND STATES THAT:

A.	STEPHEN BROCK HAS READ THE AGREEMENT;

B.	STEPHEN BROCK UNDERSTANDS THE AGREEMENT AND KNOWS THAT HE IS GIVING UP IMPORTANT LEGAL RIGHTS;

C.	STEPHEN BROCK AGREES TO THE TERMS OF THE AGREEMENT;

D.	STEPHEN BROCK HAS SIGNED THIS AGREEMENT KNOWINGLY AND VOLUNTARILY; AND

E.	THE PERSON SIGNING BELOW IS AUTHORIZED TO SIGN THIS AGREEMENT ON BEHALF OF STEPHEN BROCK.

/s/ Stephen Brock
Stephen Brock
Dated this _____ day of July, 2010.

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THE FOREGOING AGREEMENT HAS BEEN READ AND FULLY UNDERSTOOD BEFORE THE SIGNING OF THIS AGREEMENT. BY SIGNING THIS AGREEMENT, PUBLIC COMPANY MANAGEMENT CORPORATION ACKNOWLEDGES AND STATES THAT:

A.	PUBLIC COMPANY MANAGEMENT CORPORATION HAS READ THE AGREEMENT;

B.	PUBLIC COMPANY MANAGEMENT CORPORATION UNDERSTANDS THE AGREEMENT AND KNOWS THAT IT IS GIVING UP IMPORTANT LEGAL RIGHTS;

C.	PUBLIC COMPANY MANAGEMENT CORPORATION AGREES TO THE TERMS OF THE AGREEMENT;

D.	PUBLIC COMPANY MANAGEMENT CORPORATION HAS SIGNED THIS AGREEMENT KNOWINGLY AND VOLUNTARILY; AND

E.	THE PERSON SIGNING BELOW IS AUTHORIZED TO SIGN THIS AGREEMENT ON BEHALF OF PUBLIC COMPANY MANAGEMENT CORPORATION.

/s/ Stephen Brock
Public Company Management Corporation
Representative
Dated this _____ day of July, 2010.

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THE FOREGOING AGREEMENT HAS BEEN READ AND FULLY UNDERSTOOD BEFORE THE SIGNING OF THIS AGREEMENT. BY SIGNING THIS AGREEMENT, GO PUBLIC TODAY.COM, INC. ACKNOWLEDGES AND STATES THAT:

A.	GO PUBLIC TODAY.COM, INC. HAS READ THE AGREEMENT;

B.	GO PUBLIC TODAY.COM, INC. UNDERSTANDS THE AGREEMENT AND KNOWS THAT IT IS GIVING UP IMPORTANT LEGAL RIGHTS;

C.	GO PUBLIC TODAY.COM, INC. AGREES TO THE TERMS OF THE AGREEMENT;

D.	GO PUBLIC TODAY.COM, INC. HAS SIGNED THIS AGREEMENT KNOWINGLY AND VOLUNTARILY; AND

E.	THE PERSON SIGNING BELOW IS AUTHORIZED TO SIGN THIS AGREEMENT ON BEHALF OF GO PUBLIC TODAY.COM, INC.

/s/ Stephen Brock
Go Public Today.Com, Inc.
Representative
Dated this _____ day of July, 2010.

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AGREEMENT APPROVED AS TO FORM:

KRAVIT, HOVEL & KRAWCZYK S.C.

By:	/s/ Joseph S. Goode
Joseph S. Goode
Attorneys for Defendants
Escrow Agent for Funds

Dated:	7-16-10

HARRISON, WILLIAMS, MCDONELL & SWATEK, LLP

By:	/s/ Timothy P. Swatek
Timothy P. Swatek
Attorneys for Plaintiff Thrive World Wide, Inc.
Escrow Agent for the Agreement of Cancellation and Shares

Dated:________________________________

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